EXHIBIT 32


   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of The Old Evangeline Downs LLC, a Louisiana limited liability company (the "Company"), does hereby certify to such officer's knowledge, that:

      The  Company's  Quarterly  Report  on  Form  10-Q  for the  quarter  ended
September  30, 2003 (the "Form 10-Q") fully  complies with the  requirements  of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.





       November  14, 2003               /s/ M. Brent Stevens
                                        --------------------
                                        M. Brent Stevens
                                        Chief Executive Officer and Manager

       November  14, 2003               /s/ Natalie A. Schramm
                                        ----------------------
                                        Natalie A. Schramm
                                        Chief Financial Officer